UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Catheter Precision, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Catheter Precision

PROXY VOTING INSTRUCTIONS

Please have your 11-digit control number ready when voting by Internet or Telephone.

Vote Your Proxy on the Internet:
Go to https://fcrvote.com/VTAKSM
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote Your Proxy by Phone:
Call 1-866-402-3905
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

Vote Your Proxy by Mail:
Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.

CONTROL NUMBER

NAME & ADDRESS HERE

As a stockholder of Catheter Precision, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. Eastern Time, on April 14, 2026

▼PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▼

CATHETER PRECISION, INC.

SPECIAL MEETING OF STOCKHOLDERS
April 15, 2026 AT 11 a.m. EASTERN TIME

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF CATHETER PRECISION, INC.

The undersigned acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement and hereby appoints David Jenkins and Philip Anderson, or either of them acting alone, with full power of substitution, as proxies to represent and to vote, as designated on the reverse side of this proxy, all of the shares of common stock of Catheter Precision, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held on April 15, 2026 at 11:00 a.m. Eastern Time, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. The Special Meeting will be held in virtual only format. In order to attend the meeting, you must first register at web.viewproxy.com/VTAKSM/2026 by 11:59 p.m. Eastern Time on April 14, 2026. After registering, you will receive an e-mail containing a unique link and password that will enable you to attend the meeting and vote at the meeting and at any adjournment or postponement thereof.

NAME & ADDRESS HERE

BARCODE HERE

CONTROL NUMBER

Address Change:
(If you noted any Address Changes above, please mark box.) ☐

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Signature ____________________

Date ____________________

Title ____________________

Signature (Joint Owners) ____________________

NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company, or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 15, 2026:

The Proxy Statement is available at:
https://web.viewproxy.com/VTAKSM/2026

▽PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.▽

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted "FOR" Items 1, 2, 3, 4, 5, and 6.

Your Board of Directors recommends a vote "FOR" the following:

Please mark your votes like this ☒

1. To approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of the Company's common stock, par value $0.0001 per share ("Common Stock"), underlying shares of the Company's Series C-1 convertible preferred stock, par value $0.0001 per share, Series C-2 convertible preferred stock, par value $0.0001 per share, Series C-3 convertible preferred stock, par value $0.0001 per share and Series C-4 convertible preferred stock, par value $0.0001 per share (collectively, the "Series C Preferred Stock"), issued or issuable pursuant to the terms of (i) that certain Securities Purchase Agreement, dated as of February 6, 2026, by and among the Company and the investors named therein, and (ii) that Securities Purchase Agreement, dated as of March 9, 2026, by and among the Company and the investors named therein, including any additional shares of Common Stock issuable in connection with any adjustments to conversion price as described herein and voluntary adjustment by the Company of the conversion price of the Series C Preferred Stock ("Proposal 1" or the "Series C Preferred Stock Issuance Proposal");

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

2. To approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of the Company's Common Stock underlying shares of the Company's Series D convertible preferred stock, par value $0.0001 per share ("Series D Preferred Stock"), issuable pursuant to the terms of (i) that certain Securities Purchase Agreement, dated as of February 6, 2026, by and between the Company and SEG JETS SPV I LLC and (ii) that certain Securities Purchase Agreement, dated March 9, 2026, by and between the Company and Creatd, Inc., including any additional shares of Common Stock issuable in connection with any adjustments to conversion price as described herein and voluntary adjustment by the Company of the conversion price of the Series D Preferred Stock ("Proposal 2" or the "Series D Preferred Stock Issuance Proposal");

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

3. To approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of shares of the Company's Common Stock underlying shares of Series J convertible preferred stock, par value $0.0001 per share, issued by us, pursuant to the terms of that certain Series J Exchange Agreements, dated as of February 12, 2026, by and among the Company and the FatBoy Capital, L.P. and David A. Jenkins, the Company's Executive Chairman and Chief Executive Officer ("Proposal 3" or the "Series J Preferred Stock Issuance Proposal");

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

4. To approve a proposal to authorize, for purposes of complying with NYSE American LLC Company Guide Section 713(a), the issuance of additional shares of Common Stock as a result of the reduction of the conversion price of the Company's currently outstanding Series B convertible preferred stock, par value $0.0001 per share ("Proposal 4" or the "Series B Preferred Stock Issuance Proposal");

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

5. To approve an amendment to the Company's Amended and Restated Certificate of Incorporation, as amended, to effect, at the discretion of the Company's board of directors ("Board"), but prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company's stockholders at the Special Meeting, a reverse stock split of all of the outstanding shares of its Common Stock at a ratio in the range of 1-for-2 to 1-for-100, with such ratio to be determined by the Board in its discretion and included in a public announcement ("Proposal 5" or the "Reverse Stock Split Proposal"); and

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐

6. To approve the adjournment or postponement of the Special Meeting, if necessary, to continue to solicit votes for Proposals Nos. 1, 2, 3, 4 and/or 5 (the "Adjournment Proposal" or "Proposal 6").

FOR ☐ **AGAINST** ☐ **ABSTAIN** ☐